UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
TEGNA INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

The following email was sent by TEGNA Inc. to certain employees on April 21, 2020.

To: Employees with Merrill Accounts
From: Dave Lougee
Date: 4/17/2020
Subject: Voting Instructions for Merrill Accounts

Dear Colleagues,
If you have not yet received a mailing from Merrill Lynch regarding your TEGNA shares, here are the steps you can take to vote your shares online.
●	Sign in at benefits.ml.com

●	Find the IIA - TEGNA account link

●	Next to the IIA - TEGNA account, click on the dropdown menu “I want to” and select View My Statements and Documents

●	From the Statements & Documents page, navigate to Shareholder Notices on the right-hand side of the menu

To: Employees with Merrill Accounts
From: Dave Lougee
Date: 4/17/2020
Subject: Voting Instructions for Merrill Accounts

●	Vote using just one of the Contest Meeting Management links

To: Employees with Merrill Accounts
From: Dave Lougee
Date: 4/17/2020
Subject: Voting Instructions for Merrill Accounts

●	Vote FOR all proposals

To: Employees with Merrill Accounts
From: Dave Lougee
Date: 4/17/2020
Subject: Voting Instructions for Merrill Accounts

MERRILL LYNCH

TEGNA INC.

2020 Contested Annual Meeting

THURSDAY, APRIL 30, 2020

Proxy Voting Instructions

Make your selection below.

Or, sign up here to vote in person at the meeting

Active - Not Voted

Vote by
Apr 29, 2020 11:59 p.m. EDT

Control #0000000000000000

Proposal(s)

1. DIRECTOR
   Gina L. Bianchini
   Howard D. Elias
   Stuart J. Epstein
   Lidia Fonseca
   Karen H. Grimes
   David T. Lougee
   Scott K. McCune
   Henry W. McGee
   Susan Ness
   Bruce P. Nolop
   Neal Shapiro
   Melinda C. Witmer

Be sure our current Board is listed on your ballot

BOARD RECOMMENDATION: FOR

FOR ALL | WITHHOLD ALL | VOTE INDIVIDUALLY

2. PROPOSAL TO RATIFY the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2020 fiscal year.

BOARD RECOMMENDATION: FOR

FOR | AGAINST | ABSTAIN

3. PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, the compensation of the Company's named executive officers.

BOARD RECOMMENDATION: FOR

FOR | AGAINST | ABSTAIN

4. PROPOSAL TO APPROVE the TEGNA Inc. 2020 Omnibus Incentive Compensation Plan.

BOARD RECOMMENDATION: FOR

FOR | AGAINST | ABSTAIN

Thank you in advance for voting.

To: Employees with Merrill Accounts
From: Dave Lougee
Date: 4/17/2020
Subject: Voting Instructions for Merrill Accounts

Important Additional Information
TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2020 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2020 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 2, 2020. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2020 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from TEGNA’s website, https://www.tegna.com.